EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 25 to Registration Statement No. 2-80150 on Form N-1A of our report dated May 31, 2002 appearing in the April 30, 2002 Annual Report of Merrill Lynch Healthcare Fund, Inc., and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte &Touche LLP

New York, New York August 9, 2002